Exhibit 32.1

BINGHAM CANYON CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Bingham Canyon Corporation certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.                the quarterly report on Form 10-Q of Bingham Canyon Corporation for the quarter ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.                the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bingham Canyon Corporation.

Date: May 15, 2012	/s/ Brett D. Mayer Brett D. Mayer Principal Executive Officer Principal Financial Officer